Exhibit 24
POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Patrick E. Allen

hereby constitute and appoint Patricia L. Kampling, John O. Larsen, Robert J. Durian and James E. Gallegos and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be offered and sold pursuant to the Alliant Energy Corporation 401(k) Savings Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 31st day of October, 2018.

/s/ Patrick E. Allen
Patrick E. Allen

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Deborah B. Dunie

hereby constitute and appoint Patricia L. Kampling, John O. Larsen, Robert J. Durian and James E. Gallegos and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be offered and sold pursuant to the Alliant Energy Corporation 401(k) Savings Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 31st day of October, 2018.

/s/ Deborah B. Dunie
Deborah B. Dunie

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Darryl B. Hazel

hereby constitute and appoint Patricia L. Kampling, John O. Larsen, Robert J. Durian and James E. Gallegos and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be offered and sold pursuant to the Alliant Energy Corporation 401(k) Savings Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 31st day of October, 2018.

/s/ Darryl B. Hazel
Darryl B. Hazel

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Singleton B. McAllister

hereby constitute and appoint Patricia L. Kampling, John O. Larsen, Robert J. Durian and James E. Gallegos and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be offered and sold pursuant to the Alliant Energy Corporation 401(k) Savings Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 31st day of October, 2018.

/s/ Singleton B. McAllister
Singleton B. McAllister

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Roger K. Newport

hereby constitute and appoint Patricia L. Kampling, John O. Larsen, Robert J. Durian and James E. Gallegos and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be offered and sold pursuant to the Alliant Energy Corporation 401(k) Savings Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 31st day of October, 2018.

/s/ Roger K. Newport
Roger K. Newport

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Dean C. Oestreich

hereby constitute and appoint Patricia L. Kampling, John O. Larsen, Robert J. Durian and James E. Gallegos and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be offered and sold pursuant to the Alliant Energy Corporation 401(k) Savings Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 31st day of October, 2018.

/s/ Dean C. Oestreich
Dean C. Oestreich

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Thomas F. O’Toole

hereby constitute and appoint Patricia L. Kampling, John O. Larsen, Robert J. Durian and James E. Gallegos and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be offered and sold pursuant to the Alliant Energy Corporation 401(k) Savings Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 31st day of October, 2018.

/s/ Thomas F. O’Toole
Thomas F. O’Toole

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Carol P. Sanders

hereby constitute and appoint Patricia L. Kampling, John O. Larsen, Robert J. Durian and James E. Gallegos and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be offered and sold pursuant to the Alliant Energy Corporation 401(k) Savings Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 31st day of October, 2018.

/s/ Carol P. Sanders
Carol P. Sanders

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Susan D. Whiting

hereby constitute and appoint Patricia L. Kampling, John O. Larsen, Robert J. Durian and James E. Gallegos and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be offered and sold pursuant to the Alliant Energy Corporation 401(k) Savings Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 31st day of October, 2018.

/s/ Susan D. Whiting
Susan D. Whiting

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Jillian C. Evanko

hereby constitute and appoint Patricia L. Kampling, John O. Larsen, Robert J. Durian and James E. Gallegos and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be offered and sold pursuant to the Alliant Energy Corporation 401(k) Savings Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any substitute, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 18th day of February, 2019.

/s/ Jillian C. Evanko
Jillian C. Evanko